Michele Drummey Assistant General Counsel Empower Annuity Insurance Company 280 Trumbull Street Hartford, CT 06103

June 8, 2023

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	PRIAC Variable Contract Account A
(File No. 811-21988)

Empower Retirement Security Annuity III
(File No. 333-170345)

Dear Commissioners:

    On behalf of Empower Annuity Insurance Company (“Empower”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolio within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolio specified below:

Investment Company	1940 Act Registration No.
Prudential Investment Portfolios, Inc.	811-07343

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey
Assistant General Counsel